                                                                   EXHIBIT 10.19



                     AMENDMENT NO. 1 TO TERM LOAN AGREEMENT


               This Amendment No. 1 to Term Loan Agreement (this "Amendment") is entered into with reference to the Term Loan Agreement dated as of January 7, 1999 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, Union Bank of California, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

               Borrower and the Administrative Agent, acting with the consent of the Majority Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:


               1. Section 1.1. Section 1.1 of the Loan Agreement is hereby amended to revise the following definition to read as follows:


                      "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on that date to (b) [Consolidated Tangible Net Worth on that date minus the amount, if any, by which the portion of Shareholder's Equity of Borrower and its Consolidated Subsidiaries attributable to Borrower's equity interest in the Shareholder's Equity of all Joint Ventures (other than (i) KBMHG, (ii) any Subsidiary of KBMHG engaged solely in development of multi-family housing and related businesses, and (iii) any Consolidated Joint Venture) exceeds $30,000,000].

               2. Section 1.1. Section 1.1 of the Loan Agreement is amended to add the following new definitions:

                      "Consolidated Joint Venture" means, as of any date of determination, a Joint Venture that is consolidated in the consolidated



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                      financial statements of Borrower and its Subsidiaries as
                      of such date.

                      "Specified Entities" means, collectively, (a) any Foreign Subsidiary, (b) any Financial Subsidiary (other than a Trust Issuer) and (c) any Person that is not a wholly-owned Subsidiary of Borrower (other than a Consolidated Joint Venture).

               3. Section 6.16. Section 6.16 of the Loan Agreement is amended to read as follows:

                      "Certain Investments. Make any Investment in any Specified Entity if, giving effect thereto, the aggregate amount of all such Investments made after November 30, 1996 exceeds the sum of (i) $30,000,000 plus (ii) the aggregate amount of Cash Distributions declared and paid by all Specified Entities to Borrower after November 30, 1996, plus (iii) the aggregate amount of capital of Specified Entities returned to Borrower after November 30, 1996; provided that Borrower may make further Investments after November 30, 1996 in Mortgage Company in addition to the amount permitted by the foregoing so long as such further Investments do not exceed $30,000,000."

               4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

               a. Counterparts of this Amendment executed by all parties hereto;

               b. Written consents of each of the Guarantor Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and



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               c.     Written consent of the Majority Banks as required under
                      Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

               5. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

               6. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.


               IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of April 19, 1999 by their duly authorized representatives.


                                        KAUFMAN AND BROAD HOME CORPORATION


                                        By: /s/ MICHAEL F. HENN
                                            ------------------------------------
                                            Michael F. Henn
                                            Senior Vice President and
                                            Chief Financial Officer

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Administrative
                                        Agent


                                        By: /s/ KELLY M. ALLRED
                                            ------------------------------------
                                            Kelly M. Allred
                                            Vice President



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                             Exhibit A to Amendment

                        CONSENT OF GUARANTOR SUBSIDIARIES

               Reference is hereby made to that certain Term Loan Agreement dated as of January 7, 1999 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, Union Bank of California, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent, (the "Loan Agreement").

               Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 1 to the Loan Agreement.

               Each of the undersigned represents and warrants to the Administrative Agent and the Banks that the Subsidiary Guaranty remains in full force and effect in accordance with its terms.

Dated: April 19, 1999

                                   "GUARANTORS"

                                   KAUFMAN AND BROAD OF NORTHERN
                                   CALIFORNIA, INC., a California corporation

                                   KAUFMAN AND BROAD OF SAN DIEGO,
                                   INC., a California corporation

                                   KAUFMAN AND BROAD - SOUTH BAY,
                                   INC., a California corporation

                                   KAUFMAN AND BROAD - CENTRAL
                                   VALLEY, INC., a California corporation

                                   KAUFMAN AND BROAD COASTAL, INC.,
                                   a California corporation




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                                   KAUFMAN AND BROAD OF NEVADA,
                                   INC., a Nevada corporation

                                   KAUFMAN AND BROAD OF ARIZONA,
                                   INC., an Arizona corporation

                                   KAUFMAN AND BROAD OF COLORADO,
                                   INC., a Colorado corporation

                                   KAUFMAN AND BROAD MULTI-
                                   HOUSING GROUP, INC., a California
                                   corporation

                                   KAUFMAN AND BROAD OF NEW
                                   MEXICO, INC., a New Mexico corporation

                                   KAUFMAN AND BROAD - MONTEREY
                                   BAY, INC., a California corporation

                                   KAUFMAN AND BROAD OF
                                   SACRAMENTO, INC., a California
                                   corporation

                                   KAUFMAN AND BROAD OF RENO, INC., a
                                   Nevada corporation

                                   GENERAL HOMES CORPORATION, a
                                   Delaware corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Secretary





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                                   KB HOLDINGS ONE, INC., a California
                                   corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Secretary
                                                  and Vice President


                                   KAUFMAN AND BROAD OF SOUTHERN
                                   CALIFORNIA, INC., a California corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Treasurer


                                   KAUFMAN AND BROAD OF UTAH, INC., a
                                   California corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Vice President


                                   KAUFMAN AND BROAD OF TEXAS, LTD.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                           William R. Hollinger,
                                           Assistant Secretary






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                                   KAUFMAN AND BROAD LONE STAR, L.P.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger,
                                       Assistant Secretary


                                   KAUFMAN AND BROAD DEVELOPMENT
                                   OF TEXAS, L.P., a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger,
                                       Assistant Secretary




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